UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of November 1, 2005, providing for the issuance of

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB8)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127834-05	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
390 Greenwich Street New York, New York (Address of Principal Executive Offices)	10013 (Zip Code)
Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On December 8, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2005-CB8, C-BASS Mortgage Loan Asset-Backed Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), Litton Loan Servicing LP (the “Servicer”) and JPMorgan Chase Bank, National Association (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class AF-1A Certificates,” the “Class AF-1B Certificates,” the “Class AF-2 Certificates,” the “Class AF-3 Certificates,” the “Class AF-4 Certificates,” the “Class AF-5 Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates”, the “Class B-1 Certificates,” the “Class B-2 Certificates,” the “Class B-3 Certificates,” the “Class B-4 Certificates,” the “Class B-5 Certificates,” the “Class X Certificates,” the “Class N Certificates,” the “Class R Certificates” and the “Class R-X Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $791,057,520.31 as of November 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 6, 2005, between the Seller and the Depositor. The Class AF-1A Certificates, the Class AF-1B Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Keefe, Bruyette & Woods, Inc. (together the “Underwriters”), pursuant to an Underwriting Agreement, dated December 6, 2005 (the “Underwriting Agreement”) among the Depositor and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
AF-1A	$100,000,000.00	Variable
AF-1B	$258,460,000.00	5.451 per annum	%
AF-2	$171,083,000.00	5.303 per annum	%
AF-3	$42,965,000.00	5.749 per annum	%
AF-4	$10,076,000.00	5.919 per annum	%
AF-5	$64,732,000.00	5.653 per annum	%
M-1	$24,691,000.00	Variable
M-2	$24,280,000.00	Variable
M-3	$17,284,000.00	Variable
M-4	$12,757,000.00	Variable
M-5	$12,345,000.00	Variable
M-6	$10,699,000.00	Variable
B-1	$11,934,000.00	Variable
B-2	$9,053,000.00	Variable
B-3	$8,642,000.00	Variable
B-4	$10,288,000.00	6.000 per annum	%
B-5	$8,230,000.00	6.000 per annum	%
X	$823,035,150.41	Variable
R	100% percentage interest	N/A
R-X	100% percentage interest	N/A
N	$16,954,000.00	6.500 per annum	%

                (1) Approximate.

The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, the Class N Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 29, 2005, and the Prospectus Supplement, dated December 6, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, the Class N Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Credit-Based Asset Servicing and Securitization LLC as Seller, Litton Loan Servicing LP as Servicer and JPMorgan Chase Bank, National Association as Trustee relating to the Series 2005-CB8 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Randy Appleyard
Name:	Randy Appleyard
Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Credit-Based Asset Servicing and Securitization LLC as Seller, Litton Loan Servicing LP as Servicer and JPMorgan Chase Bank, National Association as Trustee relating to the Series 2005-CB8 Certificates.	7

Exhibit 4.1